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                                                                    EXHIBIT 99.4

BANC ONE CREDIT CARD MASTER TRUST  -  SUMMARY  REPORT
Series 1996-A
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
Distribution Date of:                                              15-Jun-00
Determined as of:                                                  09-Jun-00
For the Monthly Period Ending:                                     31-May-00
Days in Interest Period (30/360)                                          30
Days in Interest Period (Actual/360)                                      31

                                                                   Beginning               Ending               Change
                                                                   ---------               ------               ------
Pool Balance (Principal)                                    3,958,483,900.87     3,964,059,975.81         5,576,074.94
Excess Funding Account                                                  0.00                 0.00                 0.00

Invested Amount                                               500,000,000.00       500,000,000.00                 0.00
Class A Invested Amount                                       465,000,000.00       465,000,000.00                 0.00
Class B Invested Amount                                        35,000,000.00        35,000,000.00                 0.00

Principal Funding Account                                               0.00                 0.00                 0.00

Adjusted Invested Amount                                      500,000,000.00       500,000,000.00                 0.00
Class A Adjusted Invested Amount                              465,000,000.00       465,000,000.00                 0.00
Class B Adjusted Invested Amount                               35,000,000.00        35,000,000.00                 0.00
Enhancement Invested Amount                                             0.00                 0.00                 0.00

Reserve Account                                                         0.00                 0.00                 0.00

Available Cash Collateral Amount                               50,000,000.00        50,000,000.00                 0.00
Available Shared Collateral Amount                             50,000,000.00        50,000,000.00                 0.00
Spread Account                                                  5,000,000.00         5,000,000.00                 0.00

Servicing Base Amount                                         500,000,000.00       500,000,000.00                 0.00

Allocation Percentages
----------------------
Floating Allocation Pct                                                12.63%
Principal Allocation Pct                                               12.63%
Class A Floating Pct                                                   93.00%
Class B Floating Pct                                                    7.00%
Class A Principal Pct                                                  93.00%
Class B Principal Pct                                                   7.00%


                                                                  Series
Allocations                                     Trust             1996-A                Class A              Class B
-----------                             -----------------------------------------------------------------------------------
Principal Collections                      446,832,235.76      56,439,819.76        52,489,032.37         3,950,787.38

Finance Charge Collections                  73,676,301.11       9,306,126.15         8,654,697.32           651,428.83
PFA Investment Proceeds                                NA               0.00                 0.00                 0.00
Reserve Account Draw                                   NA               0.00                 0.00                 0.00
                                                                        ----                 ----                 ----
Available Funds                                                 9,306,126.15         8,654,697.32           651,428.83

Monthly Investor Obligations
----------------------------
Servicer Interchange                                              520,833.33           484,375.00            36,458.33
Monthly Interest                                                2,906,788.19         2,699,809.38           206,978.82
Monthly Servicing Fee                                             104,166.67            96,875.00             7,291.67
Defaulted Amounts                           38,812,214.68       4,902,409.06         4,559,240.43           343,168.63
                                                                ------------        -------------           ----------
                                                                8,434,197.25         7,840,299.80           593,897.45

Excess Spread                                                   1,215,097.53           814,397.52           400,700.01
Required Amount                                                         0.00                 0.00                 0.00

1 Month Libor Rate                               6.522500%
------------------

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                     26,909.72
Interest on CCA Draw                                                                         0.00
Total                                                                                   26,909.72
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
Cash Collateral Account (continued)
-----------------------------------
Quarterly Excess Spread Percentage                                                           4.96%
Principal Payment Rate Calculation                                                          11.39%
Calculated Current Month's Spread Account Cap                                                1.00%
Spread Account Cap Adjustment                                                                0.00%
Applicable Spread Account Cap Percentage                                                     1.00%
Beginning Cash Collateral Amount                                                    50,000,000.00
Required Cash Collateral Amount                                                     50,000,000.00
Cash Collateral Account Draw                                                                 0.00
Cash Collateral Account Surplus                                                              0.00
Beginning Spread Account Balance                                                     5,000,000.00
Required Spread Account Amount                                                       5,000,000.00
Required Spread Account Draw                                                                 0.00
Required Spread Account Deposit                                                              0.00
Spread Account Surplus                                                                       0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                                           0
Controlled Accumulation Amount                                                      51,666,666.67
Required PFA Balance                                                                         0.00
Beginning PFA Balance                                                                        0.00
Controlled Deposit Amount                                                                    0.00
Available Investor Principal Collections                                            61,342,228.82
Principal Shortfall                                                                          0.00
Shared Principal to Other Series                                                    61,342,228.82
Shared Principal from Other Series                                                           0.00
Class A Monthly Principal                                                                    0.00
Class B Monthly Principal                                                                    0.00
Monthly Principal                                                                            0.00
PFA Deposit                                                                                  0.00
PFA Withdrawal                                                                               0.00
Ending PFA Balance                                                                           0.00
Principal to Investors                                                                       0.00
Ending Class A Invested Amount                                                     465,000,000.00
Ending Class B Invested Amount                                                      35,000,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                                       10.71%
Revolving Investor Interest                                                        500,000,000.00
Class A Invested Amount                                                            465,000,000.00
Available Principal                                                                 53,533,727.83
Class A Accumulation Period Length                                                              9

Reserve Account
---------------
Available Reserve Account Amount                                                             0.00
Covered Amount                                                                               0.00
Reserve Draw Amount                                                                          0.00
Portfolio Yield                                                                             11.42%
Reserve Account Factor                                                                      75.00%
Adjusted Yield                                                                               5.30%
Reserve Account Funding Period Length                                                           3
Reserve Account Funding Date                                                            15-May-02
Weighted Average Coupon                                                                      6.98%
Required Reserve Account Amount                                                              0.00
Reserve Account Surplus                                                                      0.00
Required Reserve Account Deposit                                                             0.00
Portfolio Yield - 3 month average                                                           13.99%
Base Rate - 3 month average                                                                  8.59%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                            5.40%
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*Note:  For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. The Floating Allocation
Percentage is based on the Adjusted Invested Amount as of the last day of the
Monthly Period preceding the current Monthly Period.